SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  September 15, 1999


                             JUSTIN INDUSTRIES, INC.
                (Exact Name of Registrant as Specified in Charter)


                                     0-3041
                             (Commission File Number)


             Texas                                  75-0102185
(State or other jurisdiction            (IRS Employer Identification No.)
 of incorporation)

    2821 West Seventh Street
     Fort  Worth, Texas                                     76107
(Address  of principal executive offices)                 (Zip Code)


                                  (817) 336-5125
               (Registrant's telephone number, including area code)

Item 5.     Other Events.

      Justin Industries, Inc. (the "Company") and The Bank of New York, as successor Rights Agent, have executed an amendment to Section 7(a) of the Rights Agreement dated as of October 6, 1989, as amended by Amendment No. 1 thereto dated October 4, 1990, between the Company and the Rights Agent (the "Rights Agreement") to extend the Rights Agreement for an additional five years (until October 6, 2004).

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

4.1 Amendment No. 2 to Rights Agreement, dated as of October 6, 1999, between Justin Industries, Inc. and The Bank of New York as successor Rights Agent (incorporated by reference to Amendment No. 2 on Form 8-A/A to Registration Statement on Form 8-A dated September 16, 1999).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JUSTIN INDUSTRIES, INC.


Date: September 16, 1999                By: /s/ Richard J. Savitz
                                        Name:  Richard J. Savitz
                                        Title:  Senior Vice President and  Chief
                                             Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.         Description

4.1  Amendment No.  2  to Rights Agreement, dated as of October 6, 1999  between
               Justin Industries, Inc. and The Bank of New York as successor Rights Agent(incorporated by reference to Amendment No. 2 on
               Form 8-A/A to Registration Statement on Form 8-A dated
               September 16, 1999).